DISTRIBUTOR ATM PROCESSING AGREEMENT

      THIS AGREEMENT is made and entered into as of the date set forth below (the "Effective Date"), by and between GENPASS TECHNOLOGIES, LLC, a Delaware limited liability company ("Genpass"), and NATIONWIDE MONEY SERVICES, A Global Axcess Company, a Nevada incorporated company ("Customer").

      WHEREAS, Customer wishes to: (i) Implement all Customer terminal and terminal processing for all ATM terminals on to the Genpass platform; and

      (ii) engage Genpass to be the exclusive provider (with certain exceptions) of certain electronic funds transfer services to Customer for the locations listed in Exhibit H attached hereto, and Genpass agrees to provide such services as more fully described herein;

      WHEREAS, Genpass has agreed to *** in connection with *** as set forth in Exhibit E attached hereto; and

      WHEREAS,   Genpass  has  agreed  to  provide  ***   connection   with  ATM
implementation, as set forth in Exhibit D attached hereto.

      NOW THEREFORE, in consideration of the mutual covenants and promises contained herein, Genpass and Customer agree as follows:

                               I. DEINITIONS

      For purposes of this Agreement, certain terms used herein with initial letters capitalized shall have the meanings set forth in Exhibit A attached hereto.

               II. SERVICES PROVIDED BY GENPASS; USE OF THE SYSTEM

      2.1 Services Provided by Genpass. Genpass shall provide Customer with the data processing and other related services described and listed in Exhibit B attached hereto (the "Services"). Genpass agrees to process transactions for all ATMs on Exhibit H, including any attached Schedules, provided such ATMs are in compliance with all Network rules, regulations and other requirements and Network approved suspension of obligations. Customer agrees to indemnify and hold Genpass harmless from and against any damages, losses, costs and expenses incurred by Genpass as a result of its agreement to accept such transactions from those ATM's operating under the approved suspension of obligations.

      2.2 Availability of System. The System will be available for use by Customer twenty-four (24) hours a day, seven (7) days per week, except when maintenance is necessary or when events beyond the control of Genpass occur, including a force majeure event as described in Section 9.1. Genpass will provide Customer with advanced notice of scheduled maintenance. Genpass will report all instances of System interruption to Customer within four (4) hours of occurrence. To the extent Customer installs the electronic monitoring process of Genpass and an ATM is capable of providing status messages, individual ATM outages will be reported to Customer, or Customer's designated representative, pursuant to the standard reporting structure of the electronic monitoring process.

     2.3 Training. Genpass shall train Customer's personnel in the use of the System and Customer's personnel will be available for training in the use of the System by Genpass at reasonable times and places mutually agreed upon by Genpass and Customer.

      2.4 Reports. Genpass agrees to provide Customer with daily [and monthly] reports of services provided at Customer's Terminals.

      2.5 Operating Instructions. Genpass may from time to time provide Customer with Operating Instructions governing the operation of the System. Customer agrees to comply with all such Operating Instructions as may be in effect from time to time, including but not limited to, the instructions attached hereto as Exhibit C. In the event any nonconformity exists between such Operating Instructions and the operating rules of any Network, the terms of the Operating Instructions shall control. Genpass agrees to reimburse Customer for any costs and expenses (collectively, "Costs") incurred by Customer which result from a conflict between the Operating Instructions and any Network rules, when Customer complies with the Operating Instructions.

      2.6 Security Procedures. In addition to any security procedures from time to time set forth in the Operating Instructions, Customer shall exercise prudence and institute appropriate security procedures in assigning or distributing passwords or other codes that allow access to the Terminal Management System.

                     III. EXCLUSIVITY AND SCOPE OF AGREEMENT

      3.1 Exclusivity. Customer agrees to use Genpass or its designees as the exclusive provider of the Services during the Term for its existing ATM locations, and for any additional ATM locations it adds during the Term. Provided, however, if Customer acquires any ATM's from a third party for which a processing agreement is in place with a processor other than Genpass, Customer agrees to give Genpass an opportunity to make an offer to take over the processing services therefore. Customer may accept or reject any such offer in its sole and absolute discretion, unless Genpass offers to pay all termination and deconversion fees to the Customer in full. In the event Genpass does offer to pay termination and deconversion fees in full and is in compliance with this Agreement, Customer must accept the offer of Genpass and such ATMs shall be governed by the terms of this Agreement. If Customer maintains a processing agreement for acquired ATMs with third party, Customer agrees those terminals will be converted to Genpass upon expiration of the term of the third party processing agreement. Customer is responsible to provide a termination notice to facilitate conversion to Genpass System at the end of the initial term. For the purposes of this Article III, "Customer" shall include distributors, sales representatives and employees of Customer and any affiliate thereof.

      3.2 Scope of Agreement. This Agreement sets forth the respective rights and obligations of Customer and Genpass with respect to Genpass providing electronic funds transfer services to (i) Customer (and its affiliates) for all ATMs owned, leased or in the possession or control of and placed by Customer for Customer's own benefit; and (ii) with respect to ATMs acquired by Customer for resale to third parties, whether directly or by a distributor during the Term, in each case, except as set forth in Section 3.1 hereof.

                        IV. INTERCHANGE CLEARING ACCOUNTS

      In order to facilitate the settlement of monetary transactions and the payment of all fees incurred hereunder, Customer agrees to establish and maintain a Clearing Account with a financial institution acceptable to Genpass. Customer agrees to maintain at all times in such Clearing Account an amount sufficient to pay all fees incurred hereunder, including the fees established in Exhibit B attached hereto. Customer agrees to promptly notify the financial institution of any errors or differences in settlement of accounts.

                                     V. FEES

      5.1 Processing Fees. Customer shall pay Genpass for any and all processing services provided under this Agreement in accordance with the Services and Fee Schedule attached hereto as Exhibit B. Any amounts remaining unpaid for more than thirty (30) days after such amounts came due shall bear interest at the rate of 1.5% per month (but in no event to exceed the highest applicable lawful rate of interest). An invoice will be provided on or about the fifth business day of each month for the previous month's activity. A corresponding ACH debit will be processed on or about the 10th business day to an account specified by customer. All fees reflected on the invoice presented to Customer shall be deemed accurate and final unless Customer delivers a written notice to Genpass disputing any such amounts within ninety (90) days after Customer's receipt of such invoice from Genpass. Genpass shall provide Customer with provisional credit for that portion of a previous invoice which Customer disputes as inaccurate in good faith ("Disputed Amounts"), provided that: (a) Customer shall timely pay the invoice; (b) Customer shall provide Genpass with a written statement that reasonably sets forth Customer's position regarding the Disputed Amounts within the ninety (90) days after Customer's receipt of such invoice; and (c) Customer shall cooperate fully with Genpass's investigation into the Disputed Amounts. If Genpass and Customer determine in their respective good faith business judgment that the Disputed Amounts were billed erroneously, Genpass shall correct the error in a subsequent invoice. If Genpass and Customer determine in their respective good faith business judgment, that the Disputed Amounts were correctly billed after those Disputed Amounts were credited to Customer, Customer shall pay such Disputed Amounts to Genpass within ten (10) business days of the determination. If Customer disagrees with such Genpass determination, Customer shall notify Genpass within ten (10) business days of its intention to submit such matter to litigation.

      5.2 Taxes. All charges hereunder are exclusive of applicable federal, state or local taxes, and Customer shall pay, or reimburse Genpass for, any such taxes that may be levied upon the services rendered under this Agreement, other than taxes levied on or based upon Genpass' ownership of property or net income.

      5.3 Fee Changes. Genpass may not increase the fees listed in the fee schedules contained in Exhibit B attached hereto for one (1) year after the Effective Date. After the expiration of such year, Genpass may within each subsequent one (1) year period increase the fees (other than the Terminal Processing Fees) set forth in Exhibit B after having given thirty (30) days prior notice of such increase to Customer. Provided, that such increase may not exceed the increase in the Consumer Price Index for all Urban Consumers for the US City Average for all Items 1982-1984 Equal 100 Base as reported by the U.S. Department of Labor's Bureau of Labor Statistics. The Terminal Processing Fees shall be fixed as set forth in Exhibit B throughout the initial seven year term.

      5.4 Third Party Fees. Customer shall pay Genpass for all third-party fees and charges applicable to the services provided to Customer as designated on the periodic invoice provided to Customer. Genpass reserves the right to immediately reflect any increases or decreases in the amounts of such fees and charges in the amounts to be paid by Customer hereunder, provided that Genpass first delivers to Customer evidence of such third-party fee increase. Customer will pay for all such fees on a daily basis, or on such other periodic basis as Genpass may choose by electronic fund transfer to Genpass from Customer's Clearing Account, such electronic fund transfers being hereby authorized by Customer. Genpass will provide Customer as much advance notice of such increase prior to increase being assessed to Customer as is possible and based upon notice from the third party.

      5.5 Surcharge Revenue. Genpass shall pay Customer the Surcharge revenue due to Customer daily, via ACH. Customer may designate that some or all of such Surcharge revenue shall be directed to a customer of Customer.

      5.6 Interchange Revenue. Genpass shall settle all daily networks and STAR on the *** business day of each month; settle PLUS on the *** business day of each month and settle NYCE on the *** business day of each month.

      5.7 Pre-Implementation Fee Reimbursement. Genpass agrees to deliver to Customer contemporaneously herewith a *** payment, in immediately available funds equal to $***. Such payment is intended to reimburse Customer for expenses incurred by Customer, prior to the date hereof as described in more detail in Exhibit E.

      5.8 Implementation Fees. Genpass agrees to pay to Customer the amounts set forth in Exhibit D pursuant to the schedule set forth therein. Such payments are intended to reimburse the additional costs of ATM implementation that will be incurred by Customer after the date hereof.

            VI. TRADE SECRETS; CONFIDENTIAL INFORMATION; SERVICE MARKS

      6.1 Trade Secrets. The System consists of computer programs, procedures, forms, reports and other related materials that have been acquired or developed by Genpass through the expenditure of a great amount of time, effort and money. Customer acknowledges that the foregoing are trade secrets which are of great value to Genpass, and disclosure to others of any of the programs, procedures, forms and other related materials with respect to the System will result in loss and irreparable damage to Genpass. Customer therefore agrees not to disclose to others any information regarding the System, except as required in the proper performance of this Agreement. All specifications, tapes, programs and other related materials developed in connection with this Agreement shall be the property of Genpass and shall be returned to Genpass upon the termination of this Agreement. Genpass acknowledges that certain information regarding Customer's business, including information regarding its systems, processes and potential acquisition targets, is the confidential and trade secret information of Customer. Genpass acknowledges that disclosure of such information could violate securities regulations and agrees that any such disclosure to others of any such information will result in loss and irreparable damage to Customer. Genpass therefore agrees not to disclose to others any such information, except as required in the proper performance of this Agreement and then only in the event that Genpass has secured the written agreement of the recipient thereof to maintain the strict confidentiality of such information.

      6.2 Confidential Information. The Parties acknowledge that each may have access to, or be provided with, information or documentation, which each Party regards as confidential or proprietary. The receiving parties are referred to as `Recipient' and the party providing the information is referred to as `Owner'. Such information or documentation shall be dealt with as set forth below.

      (a) Definition of Confidential Information. "Confidential Information" includes both information of a commercial nature and information related to customers of the ATMs. Confidential Information includes, without limitation, the following whether now in existence of hereafter created:

            (1) any information of or about the Owner's customers of any nature whatsoever, and specifically including without limitation, the fact that someone is a customer or prospective customer of the Owner, all lists of customers, former customers, applicants and prospective customers and all personal or financial information relating to and identified with such persons ("Customer Information");

            (2) all information marked as "confidential" or similarly marked, or information that the Recipient should, in the exercise of reasonable business judgment, recognize as confidential;

            (3) all business, financial or technical information of the Owner and any of the Owner's vendors (including, but not limited to account numbers, and software licensed from third parties or owned by the Owner or its affiliates);

            (4) the Owner's marketing philosophy and objectives, promotions, markets, materials, financial results, technological developments and other similar proprietary information and materials;

            (5) all information protected by rights embodied in copyrights, whether registered or unregistered (including all derivative works), patents or pending patent applications, "know how," trade secrets, and any other intellectual property rights of the Owner or Owner's licensors;

            (6) information with respect to employees of the Owner which is non-public, confidential, business related, or proprietary in nature, including, without limitation, names of employees, the employees' positions within the Owner company, the fact that they are employees of the Owner, contact information for employees, personal employee identification numbers, and any other information released to you regarding employees in the past and in the future; and

            (7) all notes, memoranda, analyses, compilations, studies and other documents, whether prepared by the Owner, the Recipient or others, which contain or otherwise reflect Confidential Information.

(b)   Essential Obligation

      (1) Confidential Information must be held in confidence and disclosed only to those employees or agents whose duties reasonably require access to such information. Recipient must protect the Owner's Confidential Information using at least the same degree of care, but no less than a reasonable degree of care, to prevent the unauthorized use, disclosure or duplication (except as required for backup systems) of such Confidential Information as Recipient uses to protect its own confidential information of a similar nature.

      (2) Because Genpass is part of a federally-regulated financial institution that must comply with the safeguards for Customer Information contained in the Gramm-Leach-Bliley Act ("GLBA") and regulations promulgated pursuant to GLBA, Customer must each establish appropriate measures designed to safeguard Customer Information. Specifically, Customer must establish and maintain data security policies and procedures designed to ensure the following:

            - security and confidentiality of Customer Information; - protection against anticipated threats or hazards to the security or integrity of Customer Information;
            - protection against the unauthorized access or use of Customer Information.

      (3) Customer must permit Genpass to monitor and audit their compliance with this Section during regular business hours upon not less than 48 hours' notice to the Customer and to provide to Genpass copies of audits and system test results acquired by Customer in relation to the data security policies and procedures designed to meet the requirements set forth above.

(c) Compelled Disclosure. If Recipient is required by a court or governmental agency having proper jurisdiction to disclose any Confidential Information, Recipient must promptly provide to the Owner notice of such request to enable the Owner to seek an appropriate protective order. In addition, either Party shall not be in breach of the provisions of Article VI in the event that it makes any disclosure that it reasonably believes is required to be disclosed pursuant to requirements of any securities laws, rules or regulations.

(d) Limited Use of Confidential Information and Survival of Obligations. Recipient may use the Confidential Information only as necessary for Recipient's performance hereunder or pursuant to rights granted herein and for no other purpose. Recipient's limited right to use the Confidential Information expires upon expiration or termination of this Agreement for any reason. Recipient's obligations of confidentiality and non-disclosure survive termination or expiration for any reason of this Agreement.

(e) Disposition of Confidential Information. Recipient must develop and maintain appropriate security measures for the proper disposal and destruction of Confidential Information. Upon Expiration of Recipient's limited right to use the Confidential Information, Recipient must return all physical embodiments thereof to Owner or, with Owner's permission, Recipient may destroy the Confidential Information. Recipient shall provide written certification to Owner that Recipient has returned, or destroyed, all such Confidential Information in Recipient's possession. Notwithstanding the foregoing, Recipient may retain one archival copy of Confidential Information, which may be used solely to demonstrate compliance with the provisions of this Section.

(f) Disclosure to Third Parties. If disclosure of Confidential Information to third parties is required or allowed under this Agreement, Recipient must ensure that such third parties have express obligations of confidentiality and non-disclosure substantially similar to Recipient's obligations hereunder. Liability for damages because of disclosure of Confidential Information by any such third parties must be borne by Recipient.

(g) Exclusions. Except for Customer(s) information, the term "Confidential Information" excludes any portion of such information that Recipient can establish by clear and convincing evidence to have:


      (1)   been publicly known without breach of this Agreement;

      (2) been known by Recipient without any obligation of confidentiality, prior to disclosure of such Confidential Information; or

      (3)   been  received  in good  faith  from a  third-party  source  that to
            Recipient's   reasonable   knowledge   rightfully   disclosed   such
            information; or

      (4) been developed independently by Recipient without reference to the Owner's Confidential Information.

(h) Remedies. If Recipient or any of its representatives or agents breaches the covenants set forth in this Article VI, irreparable injury may result to the Owner or third parties entrusting Confidential Information to the Owner. Therefore, the Owner's remedies at law may be inadequate and the Owner shall be entitled to seek an injunction to restrain any continuing breach. Notwithstanding any limitation on Recipient's liability, the Owner shall further be entitled any other rights and remedies that it may have at law or in equity.

(i) Intrusions/Disclosures. If there is any actual or suspected theft of, accidental disclosure of, loss of, or inability to account for any Confidential Information by a Party or any of its subcontractors (collectively "Disclosure") or any unauthorized intrusions into a Party's or any of its subcontractor's facilities or secure systems, (collectively "Intrusion") the Party must immediately, and in any event within twenty-four hours i) notify the other Party, ii) estimate the Disclosure's or Intrusion's effect on the other Party,
iii) specify the corrective action to be taken, and iv) investigate and determine if an Intrusion or Disclosure has occurred. If, based upon the Party's investigation, the Party determines that there has been an actual Disclosure or Intrusion, the Party must promptly notify the other Party, and must promptly investigate the scope of the Disclosure or Intrusion, and must promptly take corrective action to prevent further Disclosure or Intrusion. The Party must, as soon as is reasonably practicable, make a report to the other Party including details of the Disclosure (including the nature of the information disclosed) or Intrusion and the corrective action the Party has taken to prevent further Disclosure or Intrusion. The Party must, in the case of a Disclosure cooperate fully with the other Party to notify the other Party's customer(s) as to the fact of and the circumstances of the Disclosure of the customer's particular information. Additionally, the Party must cooperate fully with all government regulatory agencies or law enforcement agencies having jurisdiction and authority for investigating a Disclosure or any known or suspected criminal activity.

      6.3 No License Intended. Nothing contained in this Agreement shall be deemed to give any rights by way of license or otherwise to either Party to the confidential or proprietary information or trade secrets of the other Party.

      6.4 Return of Materials. Upon termination of this Agreement for any reason, each Party agrees to return to the other Party all trade secrets of the other Party, including, but not limited to, Operating Instructions, computer programs, technical manuals, specifications, tapes and other related materials, and all other Confidential Information supplied or made available to such Party by the other.

      6.5 Survival. The Parties hereby agree that if this Agreement is terminated for any reason, the provisions of this Article VI shall survive such termination and shall continue in full force and effect as if such termination had not occurred.

      6.6 Injunction. The breach or threatened breach of this Article VI by a Party will result in irreparable harm to the Party whose Confidential Information or trade secrets are involved, which harm will not be compensable by money damages, and the breaching Party agrees that the injured Party shall be entitled to injunctive relief, except that nothing contained herein shall be deemed to waive any other rights which the injured Party may have at law or in equity.

      6.7 Media Releases. Neither party shall use any trade name, trademark, service mark, or any other information which identifies the other party in any sales, marketing, or publicity activities, including without limitation, press releases, interviews with representatives of any written publication, television station or network, or radio station or network, without the prior written consent of the other party.

                           VII. DUE CARE AND LIABILITY

      7.1 Ordinary Care.

     (a) Genpass will use ordinary care in providing the Services hereunder and will satisfy the service level requirements set forth in Exhibit F attached hereto. Genpass will, at Genpass' expense, correct any errors that are due to Genpass' personnel or Genpass' program. The expense of correcting such errors incurred by Genpass, and any credits set forth in Exhibit F, shall be the only responsibility of Genpass occasioned by its performance or non-performance of its obligations under this Agreement, and Customer agrees to accept the corrections of errors by Genpass as its sole and exclusive remedy. Customer may not assert any claim against Genpass after one (1) year from the date that Customer has or should have had knowledge of the facts giving rise to such a loss. GENPASS DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

     (b) EXCEPT AS EXPRESSLY PROVIDED IN SECTION 7.1(a), IN NO EVENT SHALL GENPASS BE LIABLE FOR INDIRECT, CONSEQUENTIAL, INCIDENTAL, ADDITIONAL OR PUNITIVE DAMAGES OF CUSTOMER OR ANY OTHER PERSON OR ANY OTHER SIMILAR LIABILITY ARISING OUT OF ANY PERFORMANCE OR NONPERFORMANCE UNDER, OR OTHERWISE ARISING IN CONNECTION WITH, THIS AGREEMENT. IN ADDITION, EXCEPT FOR A BREACH OF CONFIDENTIALITY AS REQUIRED BY SECTION 6.2 OR INTENTIONAL ACTS OF WRONGDOING BY GENPASS EMPLOYEES, THE TOTAL LIABILITY OF GENPASS SHALL NOT EXCEED TWELVE TIMES THE AVERAGE OF THE MONTHLY PROCESSING FEES, DETERMINED BY DIVIDING THE THREE HIGHEST MONTH'S WORTH OF FEES WITHIN THE PAST 12 MONTHS BY THREE.

      7.2 Third Parties. Genpass shall have no liability to third parties for any damages incurred by such third parties arising out of the performance or nonperformance of services under this Agreement, and Customer agrees to and hereby does indemnify and hold Genpass harmless against any and all liability or expenses related thereto, except for any such liability that is proven to be the responsibility of Genpass pursuant to any provision of this Agreement.

      7.3 Fidelity and Computer Crime Insurance. Genpass agrees to maintain during the term of this Agreement Fidelity and Computer Crime Insurance including third party coverage to include fraudulent or dishonest acts committed by the employees of Genpass, acting alone or in collusion with others, whether malicious or not or whether a financial benefit or not. Coverage shall include acts of extortion, electronic transmission, computer virus, media destruction, and malicious code in an amount of not less than ***.

      7.4 Legal Compliance. Customer understands and agrees that it shall be responsible for its own compliance with all federal, state, and local laws and regulations applicable to its participation in the System and shall indemnify and hold Genpass harmless against any and all liability or expenses related thereto. Genpass agrees that it shall be responsible for its own compliance with all federal, state, and local laws and regulations applicable to its performance under this Agreement and shall indemnify and hold Customer harmless against any and all liability or expenses related thereto.

                           VIII. TERM AND TERMINATION

      8.1 Initial Term and Renewal. The initial term of this Agreement shall begin as of the date this Agreement is entered into ("Effective Date") and shall continue for a period of seven (7) years following the Effective Date. The Agreement shall automatically renew for a two (2) year term at the end of the initial term and also at the end of each successive term unless terminated by either Party upon giving written notice to the other Party at least one hundred eighty (180) days prior to the end of the then current term.

      8.2 Termination for Cause. Either Party may terminate this Agreement with respect to its participation in this Agreement in the event of a material breach of this Agreement by the other Party (the "breaching Party") by the delivery of thirty (30) days written notice describing such breach; provided, however, that if the breaching Party shall have cured the breach prior to the expiration of the notice of termination, this Agreement shall continue in full force and effect with respect to the Party giving notice as if no notice had been given.

      8.3 Termination for Nonpayment. In the event Customer fails to pay all amounts due Genpass in accordance with the terms of this Agreement after a thirty (30) day period from the due date of such payment, then Genpass shall notify Customer in writing that Customer is in material breach of this Agreement. Customer shall have ten (10) days from date of receipt of such written notice to cure the non-payment. If Customer fails to remit payment after the ten (10) day cure period, then Genpass may terminate this Agreement upon written notice to Customer.

      8.4 Termination Upon Bankruptcy or Insolvency. In the event Customer is declared insolvent and is liquidated by any state or federal regulatory agency, this Agreement shall automatically terminate upon declaration of insolvency and Genpass shall be entitled to liquidated damages pursuant to Section 8.6. Notwithstanding the foregoing, in the event Customer is declared insolvent but is not liquidated, or is placed in receivership or conservatorship, or other similar actions are taken, the use of the services described herein by any new owner, receiver, conservator, manager or other agent or representatives shall be deemed acceptance and assumption of this Agreement on the full terms and conditions contained herein, including but not limited to Section 8.6.

      8.5 Termination by Reason of Regulation. Genpass may terminate this Agreement or curtail or restrict its operations hereunder at any time or times upon notice to Customer, all without liability, except for liabilities accrued prior to the termination, upon the issuance of any order, rule or regulation or any regulatory agency or administrative body or the decision or order of any court of competent jurisdiction that is controlling or binding on Genpass prohibiting any or all of the services contemplated in this Agreement, or if such order, rule or regulation restricts the provision of such services so as to make the continued provision thereof unprofitable or undesirable, or will be unduly restrictive to the business of Genpass or shall require burdensome capital contributions or expenditures.

      8.6 Charges Upon Termination. If this Agreement is terminated other than by Customer in accordance with Section 8.1 or 8.2, Customer shall pay to Genpass liquidated damages equal to the monthly minimum Terminal Processing Fee of $*** times the number of months remaining in the Term of the Agreement. Customer hereby authorizes Genpass to collect such liquidated damages by electronic funds transfer from Customer's Clearing Account. Customer acknowledges that such amount represents liquidated damages based on Genpass' long term resource commitments under this Agreement and such amount does not represent a penalty to Customer.


                                IX. MISCELLANEOUS

      9.1 Force Majeure. Subject to the disaster recovery requirements set forth in 9.2 below, each Party shall be excused from performance and shall have no liability for any period and to the extent that such Party is prevented or delayed from performing any services or other obligations under this Agreement as a result of acts or omissions of the other Party, third party nonperformance, failure or malfunction of computer or telecommunications hardware or software, breach or other nonperformance by either Party's vendors or suppliers, strikes or labor disputes, riots, war, fire, acts of god (whether impacting the Party or the Party's vendors), governmental regulations or other similar events which are beyond the reasonable control of such Party. ("Force Majeure").

      9.2 Disaster Recovery Plan. Throughout the term of this Agreement, Genpass shall maintain a disaster recovery plan and the capacity to execute such plan, which plan at a minimum, shall conform to the standards set by the Federal Financial Institutions Examination Council. Genpass will create daily back-up tapes for critical customer data files and Tandem operating systems files and will store such tapes at a secure, off-site location for purposes of recovering customer files in the event of a catastrophic disaster. Genpass will provide for the replication of the primary processing functions, including primary network access, customer cardholder transaction authorizations and daily settlement functions, within ***, if such event occurs on or prior to December 31, 2006, and within ***, if such event occurs on or after January 1, 2007, after the occurrence of a catastrophic failure of the primary data center. In the event the Genpass Disaster Recovery plan fails and Genpass is unable to process transactions for a period ***, Customer may terminate this Agreement without any termination fees.

      9.3 Standard of Quality Services. Genpass shall meet the service level requirements ("SLA") set forth in Exhibit F attached hereto. In the event that Genpass fails to meet any SLA requirement, Customer shall be entitled to the credits set forth in Exhibit F. In addition, Genpass will respond to all requirements for assistance or inquiries made by Customer to the Genpass Customer Assistance Center ("CAC") within *** working days after receipt of such requests. Genpass agrees to resolve all requirements for assistance or inquiries made by Customer to the CAC *** working *** after the receipt of such requests. Genpass will notify Customer, or Customer's assigned third party, *** (subject to the Customer's written request for after hours notification) of determining that Customer's ATMs are not on-line, provided the failure is a monitorable event. Genpass shall meet or exceed the minimum performance standards as may be published from time to time by the electronic funds transfer networks for System availability and transaction response and completion percentages.

      9.4 Gateway Services. Customer shall be responsible for all expenses associated with any gateway services provided to Customer by a third party processor in order to gain access into regional networks in which Genpass has no Network Connectivity.

      9.5 Waiver. The failure of either Party to enforce at any time any provision of this Agreement or to exercise any right herein provided shall not in any way be construed to be a waiver of such provision or right and shall not in any way effect the validity of this Agreement or any part hereof, or limit, prevent or impair the right of such Party subsequently to enforce provision or exercise such right.

      9.6 Governing Law. The rights and obligations of the Parties under this Agreement shall be governed and interpreted by the internal laws of the State of Minnesota, without reference to the conflict of laws rules.

      9.7 Entire Agreement. This Agreement, together with the exhibits hereto, represents the entire understanding between the Parties with respect to the matters contained herein and may be amended only by an instrument in writing signed by the Parties. There are not representations or warranties, express or implied, other than those contained herein.

      9.8 Notice. Any notice required or permitted hereunder shall be in writing and may be given by personal service or by depositing same in a commercially available overnight carrier or the United States mail, Certified mail postage prepaid, to the address of the Party receiving notice as appears on the signature page of this Agreement or as changed through written notice to the other Party.

      9.9 Binding Effect. This Agreement is binding on the Parties and their respective successors and assigns. Neither Party may assign this Agreement without the prior written consent of the other Party, which consent shall not be unreasonably withheld.

      9.10 Severability. If any provision of this Agreement, or the applicability of such provision to any Person or circumstance, shall be determined to be invalid by any court or competent jurisdiction, then such determination shall not affect any other provision of this Agreement, all of which provisions shall remain in effect and, if the provision is capable of being construed in two ways, one of which would render it valid, the provision shall have the meaning which renders it valid.

      9.11 Validity and Enforceability. Customer represents and warrants that the execution and delivery of this Agreement by it have been duly authorized by all actions required under the terms of the provisions of its governing instruments and creates a legal, valid and binding obligation on Customer.

      9.12 Consent to Jurisdiction; Venue; Service of Process; Jury Waiver. Customer submits to personal jurisdiction in the State of Minnesota for the enforcement of the provisions of this Agreement and irrevocably waives any and all rights to object to such jurisdiction for the purposes of litigation to enforce or interpret any provision of this Agreement. Company agrees that any action, suit or proceeding initiating or involving any Party to enforce or interpret this Agreement shall be brought in a state or federal court in the City of Minneapolis, Hennepin County, Minnesota. Customer hereby irrevocably waives any objection which it may have to the laying of the venue of any such action, suit or proceeding in any such court and hereby further irrevocably waives any claim that any such action, suit or proceeding brought in such a court has been brought in an inconvenient forum. In the event Customer at any time does not maintain a registered agent for service of process in the State of Minnesota, Company hereby appoints the Secretary of the State of Minnesota as its agent for service of process; provided, however, Genpass shall deliver to Customer in accordance with the notice requirements of this Agreement a copy of any such service of process made upon the Secretary of the State of Minnesota. Genpass and Customer hereby consent that service of process in any action, suit or proceeding may be made by service upon the aforesaid agent for service of process (in the case of service to be made upon Customer), by personal service upon the party being served, or by delivery in accordance with the notice requirements of this Agreement. Both Parties hereby waive any right to a trial by jury in any action suit or proceeding related to this Agreement and instead both agree that any action suit or proceeding may be heard by a judge without a jury.

      This Agreement shall be effective as of the 15th day of December, 2005.

  NATIONWIDE MONEY SERVICES               GENPASS TECHNOLOGIES, LLC


By: /s/George McQuain                     By: /s/Joe Possi


(Printed Name)             (Title)        (Printed Name)            (Title)
224 Ponte Vedra Park Drive                225 West Station Square, Suite 620
(Street Address)                          (Street Address)

Ponte Vedra Beach, FL 32082               Pittsburgh, PA 15219
(City)   (State) (Zip Code)               (City)   (State) (Zip Code)


With a copy to:                           With a copy to:

Smith, Gambrell & Russell, LLP            U.S. Bank Legal Department

50 North Laura Street, Suite 2600         800 Nicollet Mall, BC-MN-H21N
(Street Address)                          (Street Address)

Jacksonville, FL 32202                    Minneapolis, MN 55402

                        DISTRIBUTOR ATM PROCESSING AGREEMENT

                                     EXHIBIT A

DEFINITIONS

1. "Account" shall mean either (a) a checking, money market, or share draft account or such other depository account as is legal under relevant law, which account may be accessed by a Debit Card, or (b) a credit account which may be accessed by a Credit Card.

2. "ACH" shall mean Automated Clearing House.

3. "Agreement" shall mean this Distributor ATM Processing Agreement between Genpass and Customer, together with the exhibits hereto, which are incorporated by reference herein.

4. "ATM" shall mean an automated teller machine.

5. "Card" shall mean either a Debit Card or a Credit Card, as applicable.

6. "Clearing Account" shall mean a deposit account maintained by Customer with a financial institution acceptable to Genpass.

7. "Credit Card" shall mean a credit card as defined in 12 C.F.R. ss.226.2(a)(15), licensed by MasterCard International, Inc., Visa U.S.A., Inc., American Express Travel Related Services Company, Inc., or such additional entities as Genpass may from time to time specify, and which accesses a Customer's credit Account.

8. "Debit Card" shall mean a plastic card issued by or on behalf of a Customer, which will permit access to a checking, money market, share draft account or such other depository account as is legal under relevant law or regulation.

9. "Network" shall mean the electronic interchange networks listed in Exhibit B.

10. "Operating Instructions" shall mean the technical and operating instructions issued by Genpass that govern the operation of the System.

11. "Party" or "Parties" shall mean Customer and Genpass.

12. "Person" shall mean an individual, partnership, joint venture, corporation or other legal entity, however organized.

13. "POS Transaction" shall mean any electronic request and/or authorizations for purchases by means of a Card at a Terminal.

14. "Rules" shall mean the operating rules of the Network (if any), from time to time in effect.

15. "System" shall mean an on-line Terminal support system operated by Genpass, which system shall provide Customer with the various services described in this Agreement.

16. "Terminal" shall mean the electronic equipment at Customer's location used to facilitate Transactions.

17. "Terminal Management System" shall mean the control of the files of the Base24-ATM operating system.

18. "Terminal Network" shall mean any or all networks included in Network Connectivity in Exhibit B of this Agreement.


                                  Page 1 pf 2

19. "Transaction" shall mean any of the following functions attempted by a Customer at a Terminal:


      (a)   cash withdrawals and purchases from asset Accounts;

      (b)   cash advances and purchases from Credit Card Accounts;

      (c)   balance inquiries to asset Accounts;

      (d)   deposits to asset Accounts;

      (e) transfer of funds between asset Accounts maintained within the same financial institution; and

      (f)   POS Transactions.

                                  Page 2 pf 2

                      DISTRIBUTOR ATM PROCESSING AGREEMENT

                                    EXHIBIT B

                          SCHEDULE OF SERVICES AND FEES

Genpass will provide the services designated by Customer at the indicated fees:

ATM Network Connectivity: AFFN, Allpoint, AMEX, Cirrus, Co-Op, CU24, Deluxe EBT, Discover, Exchange, Interlink, Maestro, Mastercard, MoneyBelt, MoneyMaker, MoneyPass, New Mexico EBT, NYCE, Plus, Presto, Pulse, Quest, Shazam, Star and Visa.

P.O.S Network Connectivity: Pulse (Pulse Pay), Star (Explore), Express Cash, Discover

(Other networks may from time to time be added to the Genpass system.)

Sponsorship:                Genpass   and   Customer   shall  use   commercially
                            reasonable  efforts to provide  sponsorship  of each
                            Party's   Customer   Terminals  into  all  networks,

Base24  Files:              Set up  actual  files on  Tandem  for each  terminal
                            which includes Retailer definition file, terminal definition file, and all network access files which Genpass has connectivity into, or other networks that from time to time get added to the Genpass system.

Convenience  Fee &          Send  letters  to all  networks  which  Genpass  has
Network  Notification       connectivity  into notifying  which Terminals are to
                            be assessed a Convenience Fee. Enter all Terminals into the Cirrus terminal file for Cirrus directory.

ACH File:                   Set up a file on Tandem for each ACH  settlement for
                            each terminal.

Billing File:               Set up a file on Tandem for billing  parameters  for
                            each terminal.

Directory Notification:     Notify all  interchanges  of new terminals  added to
                            the system.



Customer Support:          Research  individual  transaction,  missing reports,
                           questions about settlement and billing.



Telecommunications:         Genpass  will  include the Data  Center  circuits to
                            Bell South with a long term  migration  plan to move
                            the 800 number to TNS.
One Time Fees
Terminal set up fee         Waived
Terminal disconnect fee*    $*** per terminal
                            *$*** per terminal for bulk terminal disconnect in *** terminals. (if terminal is disconnected ***)



Monthly Fees

Terminal Processing Fee :

      0 - 299,999             $***
      300,000 - 499,999       $***
      500,000 - 749,999       $***
      750,000 - 999,999       $***
      1,000,000 - 1,499,999   $***
      1,500,000 - 1,749,999   $***
      1,750,000 +             $***

Monthly minimum Terminal Driving Fee of $*** per month, after ramp up period of 180 days from date of signed Agreement.


                             Page 1 pf 2

      Sponsorship fee:      *** in above Terminal Processing Fee

      Dial Up ATM Fees:     *** in above Terminal  Processing Fee (excludes
                            circuit costs)



                          One Time    Monthly Recurring
                          --------    -----------------
      CDMA -              $***        $***
      CDMA Inverse Dial   $***        $***
      DSL                 $***        $*** (Verizon, Qwest, SBC)
      DSL                 $***        $*** (Bellsouth)
      Persistent Dial     $***        $*** Tier One - Major Metro Areas
                          $***        $*** Tier Two - Smaller Metro Areas
                          $***        $*** Tier Three Remote Areas
                          $***        $*** Tier Four Extremely Remote Areas


Genpass Connect/
 Reporting Fee:           $85.00 (five user id's issued)

Processing Lease Line
 Terminal:

Communication Fee         $*** per non dial-up terminal per month
                          $***  per terminal per month for dedicated circuits
                          $***  per Data Center circuit
EFT Network Adjustments   EFT Network fees passed through
beginning at $***

Optional Services

In addition:

      1. Customer agrees to give Genpass an opportunity to make an offer to take over the vault cash services therefore. Customer may accept or reject any such offer in its sole and absolute discretion.

      2. Genpass will provide *** per year of programming assistance at no cost to Customer. Customer may carry forward from year to year any unused programming assistance.

      3.    Genpass ***.

All network fees and ISO financial sponsorship one-time and annual fees are the responsibility of the Customer.

Transactions include, but are not limited to denials, inquiries, transfers, heartbeats, status messages and other transactions other than withdrawals.

Network Routing Changes            1-100 Terminals               $***
                                 101-200 terminals               $***
                                 201-300 terminals               $***
                                 300+ terminals                  $***


                                  Page 2 pf 2

                     DISTRIBUTOR ATM PROCESSING AGREEMENT

                                  EXHIBIT C

                            OPERATING INSTRUCTIONS


Transactions Supported. The following transactions will be supported on each of the networks listed in Exhibit "B" under ATM Network Connectivity:

      Withdrawals
            |X|   Checking/Money Market Accounts
            |X|   Savings
            |X|   MasterCard (Cash Advances)
            |X|   Visa (Cash Advances)
            |X|   American Express (Checking)

      Purchases
            |X|   Checking/Money Market Accounts
            |X|   Savings

      Balance Inquiry
            |X|   Checking/Money Market Accounts
            |X|   Savings
            |X|   Credit Card

      Transfer (Customer Option,  subject to network  requirements)
            |X|   Checking to Savings
            |X|   Savings to Checking
            |X|   Checking to Checking
            |X|   Savings to Savings

Miscellaneous

      Card
            |X|   Standard ABA Track II encoding.
            |X|   Stripe contents  uniquely  identify  institution  for  routing purposes.
            |X|   Debit or Credit Card Standards acceptable.

      Encryption
            |X| All transactions passed will be encrypted from point of authorization.

      Regulation E Compliance

            |X|   All  necessary  descriptive  information  available for use on acknowledgment or statement as network chooses to handle.
            |X|   Descriptive  information  for  payee/location  (40  positions)
                  flows with transaction.
            |X|   Other  regulatory   compliance  for  the  System  provided  as
                  necessary.

      ATM
            |X| Customer is responsible for all regulatory compliance for Networks, Banking and Federal regulations on all terminals. Any changes to terminal configuration, signage, receipt standards or surcharging are the Distributors responsibility to implement.

                     DISTRIBUTOR ATM PROCESSING AGREEMENT

                                  EXHIBIT D

                              IMPLEMENTATION FEE


A.  Amount and Payment of Implementation Fee

      o $*** to be paid based on the estimated schedule of conversions outlined below

--------------------------------------------------------------------------------
Date                         Estimated # ATMs                Amount to be paid
                                converted
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
March 31, 2006                    2,000                            $***
--------------------------------------------------------------------------------
April 30, 2006                     500                             $***
--------------------------------------------------------------------------------
May 30,2006                        500                             $***
--------------------------------------------------------------------------------
June 30, 2006                      500                             $***
--------------------------------------------------------------------------------
July 30, 2006                      500                             $***
--------------------------------------------------------------------------------
August 30, 2006                    500                             $***
--------------------------------------------------------------------------------
True up period                     500                             $***
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      TOTAL                       5,000                            $***
--------------------------------------------------------------------------------

      o A payment will be made to Customer after the first 2,000 ATMs have been converted onto the Genpass System (which is expected to be by March 31, 2006), then Genpass will advance an additional 30 days of expected conversions based on the schedule.

      o Genpass will review and reconcile the progress and advance an additional 30 days of expected conversions based on the schedule once the terminals from the previous 30 day period have been converted.

      o No later than September 30, 2006, a final reconciliation will be made (the True-up period). At that time, the total payment will be determined by multiplying the number of converted ATMs by $***. The final payment due will be the True-up amount less any previous signing bonus payments made to Customer and will be due on September 30, 2006 once all the terminals for all periods have been converted.

      o Implementation (whatever work is necessary to connect ATM's to Genpass for processing of transactions including, resticker ATM, reload security key, change phone number dials, perform test transactions, send information to Genpass as required by Genpass to Gen the ATM in compliance with Reg. E., including without limitation the ATM address, the ATM owner, the surcharge being charged, the bank settlement information, bank account settlement information) This provision is included in the schedule of Implementation Fees above.

                     DISTRIBUTOR ATM PROCESSING AGREEMENT

                                  EXHIBIT E

                    Pre-Implementation Fee Reimbursement

Reimbursement of implementation fees incurred prior to implementation. ***, $*** nonrefundable fee due within five business days after the Effective Date.

                     DISTRIBUTOR ATM PROCESSING AGREEMENT

                                  EXHIBIT F

                           Service Level Agreement

For purposes of measurement all metrics are ***.

      A. *** greater than or equal to ***, excluding ***. (Customer reserves the right to review with Genpass 12 months after effective date).

      B.    *** to *** and *** greater than or equal to ***%.

      C. *** on time ***% by 7 *** EST. (Customer reserves the right to review with Genpass 12 months after effective date).

      D.    *** accurate and on time ***%.

      E.    *** of less than or equal to ***%.

      F. *** than or equal to ***% (Customer reserves the right to review with Genpass 12 months after effective date).


If Genpass' performance does not meet service levels as indicated in this Exhibit F for paragraph A & B above the following service credit shall apply:

      >>    ***

      >>    ***

      >>    ***

      >>    ***

If Genpass' performance does not meet service levels as indicated in this Exhibit F for paragraph D above, the following service credit shall apply:

***

                     DISTRIBUTOR ATM PROCESSING AGREEMENT

                                  EXHIBIT H

                             Listing Of Locations


*** Indicates confidential information intentionally redacted.